UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 _________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

May 20, 2014

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14798 (Commission File Number)	11-3500746 (IRS Employer Identification No.)
14100 NW 57th Court Miami Lakes, Florida (Address of principal executive offices)		33014 (Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of ERBA Diagnostics, Inc. (the “Company”) was held on May 20, 2014. At the Annual Meeting, the Company’s stockholders voted on one matter with the following results.

1.      The Company’s stockholders elected three directors to the Company’s Board of Directors (the “Board”): Kishore “Kris” Dudani, Philippe Gadal, Pharm. D. and Suresh Vazirani. Each of Mr. Dudani, Dr. Gadal and Mr. Vazirani was elected to serve for a one-year term expiring at the Company’s 2015 Annual Meeting of Stockholders. The three director nominees were elected by the Company’s stockholders by the following votes:

Director	Votes For	Votes Withheld	Broker Non-Votes

Kishore “Kris” Dudani	36,969,666	407,014	0
Philippe Gadal, Pharm. D.	37,093,157	283,523	0
Suresh Vazirani	36,872,722	503,958	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014	ERBA Diagnostics, Inc.
	By:	/s/ Sanjiv Suri
Name: Sanjiv Suri,
Title: Interim Chief Executive Officer

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